Exhibit 32.1

CERTIFICATION PURSUANT
TO 18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bio-Lok International Inc. (the “Registrant”) on Form 10-KSB for the period ended October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), and the undersigned officer certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

a)	The Report fully complies with the requirements of Section 13(a) or5 15(d) of the Securities Exchange Act of 1934, and

b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of the dates and the periods expressed in the Report.

BIO-LOK INTERNATIONAL INC.

Date: January 24, 2005	/s/ Bruce L. Hollander

Bruce L. Hollander Chief Executive Officer

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